Short-Term Loans Receivable	6 Months Ended
Jun. 30, 2022
Short-term Loans Receivable [Abstract]
Short-Term Loans Receivable

Note 6 — Short-term Loans Receivable

On April 8, 2022,  the Group issued notes receivable in an aggregate of approximately $3,687,000 to two unrelated parties. The notes were due in six months and accrue interest at a rate of 12% per annum.  As of June 30, 2022 and December 31, 2021, the aggregate outstanding balance of loan receivables above was $3,578,046 and $-0-, respectively. For the six months ended June 30, 2022 and 2021, interest income earned on the notes were $109,043 and $39,069, respectively. On October 8, 2022, the Group extended these notes to December 31, 2022.